SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Small-Cap Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in November 2013, Lord, Abbett & Co. LLC will become the sub-adviser of the Fund. In order to facilitate the sub-adviser change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by the new sub-adviser. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2014. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with these transitions.

The first two paragraphs in the Principal Investment Strategies subsection should be replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the market capitalizations in the Russell 2000 Growth Index. As of December 31, 2013, the market capitalization range for this index was approximately $36 million to $5.27 billion.

The Fund may invest in securities of foreign companies, including emerging market companies, provided they are traded on U.S. exchanges or are denominated in U.S. dollars. The Fund may also invest in American Depositary Receipts (“ADRs”).

The Fund invests primarily in the common stocks of companies demonstrating above-average, long-term growth potential. The sub-adviser seeks to identify companies that it believes are strongly positioned in the developing growth phase, which it defines as the period of swift development after a company’s startup phase when growth occurs at a typically much more rapid rate than that of established companies in their mature years.

The following risks should be added to the Principal Risks subsection:

•	Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

The following individuals will be the portfolio managers for the Fund:

F. Thomas O’Halloran, J.D., CFA, Partner and Director

Arthur K. Weise, CFA, Partner and Portfolio Manager